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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 8, 2005

MarketAxess Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-50670	52-2230784

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 Broadway, 42nd Floor
New York, New York 10005

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code	(212) 813-6000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1: OFFER LETTER
EX-99.1: PRESS RELEASE

Item 1.01. Entry into a Material Definitive Agreement.

     On February 8, 2005, MarketAxess Holdings Inc. (the “Company”) announced the appointment of Thomas M. Thees, 44, as its Chief Operating Officer. The principal terms of Mr. Thees’ employment are described in the Company’s offer letter, which was accepted by Mr. Thees on February 8, 2005.

     Pursuant to the terms of the offer letter, Mr. Thees will receive a base salary of $200,000 annually and is guaranteed a bonus of $600,000 for the year ending December 31, 2005. His targeted bonus range for the year ending December 31, 2005 is $600,000 to $900,000. In addition, Mr. Thees received (i) a stock option award to purchase 225,000 shares of the Company’s common stock, which will vest over a three-year period beginning on the grant date; (ii) a restricted stock award of 10,000 shares of the Company’s common stock, which is subject to performance-accelerated vesting provisions; and (iii) a stock option award to purchase 40,000 shares of the Company’s common stock, which will vest over a three-year period beginning on January 1, 2006.

     Exhibit 10.1 is hereby incorporated by reference into this Item 1.01.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On February 8, 2005, MarketAxess Holdings Inc. (the “Company”) announced the appointment of Thomas M. Thees, 44, as its Chief Operating Officer. The press release announcing Mr. Thees’ appointment is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 5.02.

     Prior to joining the Company, Mr. Thees was a Managing Director and Head of Investment Grade Trading North America at Morgan Stanley, where he served in a variety of positions for over 16 years. Mr. Thees is currently the Chairman of the Investment Grade Committee at The Bond Market Association. He also served on The Bond Market Association’s Board of Directors from 2000 to 2002. Mr. Thees received an A.B. in International Relations and Government from Georgetown University.

     There were no arrangements or understandings between Mr. Thees and any other persons pursuant to which Mr. Thees was selected or nominated as an officer of the Company. Mr. Thees does not have a family relationship with any director or executive officer of the Company. There were no transactions since the beginning of the Company’s last fiscal year between the Company and Mr. Thees.

     The description of Mr. Thees’ offer letter set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.02.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits:

10.1	Offer Letter dated February 8, 2005 between the Company and Thomas M. Thees.

99.1	Press Release entitled “MarketAxess Names Former Morgan Stanley Executive Thomas Thees as Chief Operating Officer” issued by MarketAxess Holdings Inc. on February 8, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKETAXESS HOLDINGS INC.
Date: February 11, 2005	By:	/s/Richard M. McVey
		Name:	Richard M. McVey
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit
10.1	Offer Letter dated February 8, 2005 between the Company and Thomas M. Thees.

99.1	Press Release entitled “MarketAxess Names Former Morgan Stanley Executive Thomas Thees as Chief Operating Officer” issued by MarketAxess Holdings Inc. on February 8, 2005.